UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Section 240.14a-12

ChampionX Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 12a6(i)(1) and 0-11

ChampionX Corporation distributed the below FAQ to the Company’s employees on April 2, 2024.

1.	What was announced?

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Today, we announced ChampionX has agreed to be acquired by SLB in an all-stock transaction for a total enterprise value $8.2 billion. This is a strategic decision that advances our journey to build one of the best production-focused platforms in our industry.

•	We believe SLB’s resources and reach will enhance our production chemical, artificial lift, drilling technologies, digital and emissions expertise.

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Together, we can offer superior technology, innovation and results to our customers as we continue to be a leader in helping provide energy to the world in an economically and environmentally sustainable way.

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We believe the combined portfolio will have very differentiated and enhanced capabilities to solve customer problems and will be well positioned for long-term success as the industry continues to evolve.

2.	Why now? Why SLB?

•	SLB has a strong reputation for customer focus, technological capabilities, global reach and people development.

•	We believe they are a highly complementary partner that shares our vision for the future of the industry.

•	It is also clear from our interactions that SLB sees significant value in our business, and we have been impressed with their commitment to maintaining what has made ChampionX so successful.

•	We believe SLB’s resources and reach will enhance our production chemical, artificial lift, drilling technologies, digital and emissions expertise.

•	Together, we will continue to be a leader in helping to provide energy to the world in an economically and environmentally sustainable way.

3.	What does this announcement mean for employees?

•	Through this transaction we expect to see expanded opportunities for our employees as part of a larger and more global company.

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Until the transaction closes, which we currently anticipate occurring before the end of 2024, subject to the satisfaction or waiver of customary closing conditions, ChampionX and SLB will continue to function as independent companies.

•	We are counting on you to remain focused on your day-to-day roles and responsibilities.

•	It is still early days and there are many decisions that still need to be made.

•	We are committed to being as transparent as possible throughout this process and keeping you informed, subject to applicable limitations.

4.	What happens to our culture pyramid, our CI culture and our operating principles?

•	It is clear from our interactions that SLB sees significant value in our business, and we have been impressed with their commitment to maintaining what has made ChampionX so successful.

•	An integration planning team will be established to work through the details and plan the post-closing organization and how best to bring our companies together.

5.	Will this agreement impact our current roles, responsibilities or reporting relationships?

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Roles, responsibilities, and reporting relationships remain unchanged until the transaction closes, which we currently anticipate occurring before the end of 2024, subject to the satisfaction or waiver of customary closing conditions.

•	We understand an announcement like this brings some uncertainty but the best thing we can do is to stay focused on delivering value for our customers and fulfilling our purpose.

•	We are committed to being as transparent as possible throughout this process and keeping you informed, subject to applicable limitations.

6.	Should we expect layoffs? Is my job safe?

•	We understand an announcement like this brings some uncertainty and the best thing we can do is to stay focused on delivering value for our customers and fulfilling our purpose.

•	This transaction is about bringing together two complementary businesses and driving growth.

•	Prior to closing, there is still much work to do and decisions to be made about how we will bring our two companies together.

•	Please remember that we remain separate companies until the transaction closes.

•	We believe that our employees will have access to a broader set of career opportunities as part of a larger and more global company.

•	An integration planning team will be established to work through the details and plan the post-closing organization and how best to bring our companies together.

•	Additional information on those plans will be communicated in the future, subject to applicable limitations.

7.	Will there be any changes to employees’ salaries, benefits, or compensation as a result of the agreement?

•	SLB has agreed to generally continue to provide employees with their current compensation and benefits for a year after the transaction closes.

•	We currently anticipate this occurring before the end of 2024, subject to the satisfaction or waiver of customary closing conditions.

•	We are committed to being as transparent as possible throughout this process and keeping you informed, subject to applicable limitations.

8.	What happens to the ChampionX stock that I own?

•	Under the terms of the agreement, ChampionX shareholders will receive 0.735 shares of SLB stock per share of ChampionX stock that they own.

9.	How do SLB’s culture and values compare to those of ChampionX? How will you preserve ChampionX’s culture in this transaction?

•	SLB has a strong reputation for customer focus, technological capabilities, global reach and people development.

•	We believe they are a highly complementary partner that shares our vision for the future of the industry.

•	It is also clear from our interactions that SLB sees significant value in our business, and we have been impressed with their commitment to maintaining what has made ChampionX so successful.

•	The SLB leadership team is looking forward to learning more about our culture going forward.

10.	Who will lead the combined company after the transaction? Where will the business reside within SLB?

•	Upon transaction closing, Olivier Le Peuch, SLB’s CEO will lead the combined company.

•	An integration planning team will be established to work through the details and plan the post-closing organization and how best to bring our companies together.

•	Additional information on those plans will be communicated in the future, subject to applicable limitations.

11.	How does this impact product lines that sell to service companies, which are competitors to SLB? For example, Quartzdyne, US Synthetic, ESP, Reservoir Chemicals and ACE Downhole.

•	As we work to complete this transaction, we expect to continue working with our customers as we always have.

•	SLB is looking to acquire us for our strength of our businesses and customer relationships.

•	Beyond that, it is still early days and there are many decisions that still need to be made as we complete the transaction we have announced today.

•	We are committed to being as transparent as possible throughout this process and keeping you informed, subject to applicable limitations.

12.	What are the plans for integrating the two businesses?

•	An integration planning team will be established to work through the details and plan the post-closing organization and how best to bring our companies together.

•	Additional information on those plans will be communicated in the future, subject to applicable limitations.

13.	Will any divestitures need to be made? To what extent will businesses be closed or sold as a result of the transaction?

•	It is still early days and there are many decisions that still need to be made.

•	Until the transaction closes, ChampionX and SLB will continue to function as independent companies.

14.	Should we reach out to our counterparts at SLB? What do I say to the people I know at SLB?

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Until the transaction closes, which we currently anticipate occurring before the end of 2024, subject to the satisfaction or waiver of customary closing conditions, it is important to remember that both companies will continue to function as independent companies.

•	You should not exchange confidential or competitively sensitive information (e.g., ChampionX pricing information, customer-specific contract or bid details, or strategy plans) with anyone at SLB.

•	Please refrain from reaching out directly to SLB employees in regard to the transaction.

15.	Can I discuss the transaction on social media?

•	You can repost news about the transaction from official ChampionX social channels.

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Beyond that, the Securities and Exchange Commission has strict rules about employees communicating about a potential merger. You should not discuss or respond to discussions on social media regarding the transaction in any manner.

16.	What should I do if someone outside of ChampionX contacts me about the transaction?

•	Consistent with ChampionX’s policies, please forward any inquiries from the media to John Breed at john.breed@championx.com and any inquiries from investors to Byron Pope at byron.pope@championx.com.

17.	What should I do if I have any additional questions?

•	If you have additional questions, please don’t hesitate to reach out to your manager.

•	We are committed to providing updates throughout this process, subject to applicable limitations.

•	Please note that, while we may not have all of the answers to your questions today, we want to hear your thoughts, so please continue to reach out.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended.

Such forward-looking statements include statements relating to the proposed transaction between SLB and ChampionX, including statements regarding the benefits of the transaction and the anticipated timing of the transaction, and information regarding the businesses of SLB and ChampionX, including expectations regarding outlook and all underlying assumptions, SLB’s and ChampionX’s objectives, plans and strategies, information relating to operating trends in markets where SLB and ChampionX operate, statements that contain projections of results of operations or of financial condition and all other statements other than statements of historical fact that address activities, events or developments that SLB or ChampionX intends, expects, projects, believes or anticipates will or may occur in the future. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of the words “outlook,” “guidance,” “expects,” “believes,” “anticipates,” “should,” “estimates,” “intends,” “plans,” “seeks,” “targets,” “may,” “can,” “believe,” “predict,” “potential,” “projected,” “projections,” “precursor,” “forecast,” “ambition,” “goal,” “scheduled,” “think,” “could,” “would,” “will,” “see,” “likely,” and other similar expressions or variations, but not all forward-looking statements include such words. These forward-looking statements involve known and unknown risks and uncertainties, and which may cause SLB’s or ChampionX’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to those factors and risks described in Part I, “Item 1. Business”, “Item 1A. Risk Factors”, and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SLB’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2024 and Part 1, Item 1A, “Risk Factors” in ChampionX’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 6, 2024, and each of their respective, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

These include, but are not limited to, and in each case as a possible result of the proposed transaction on each of SLB and ChampionX: the ultimate outcome of the proposed transaction between SLB and ChampionX, including the possibility that ChampionX stockholders will not adopt the merger agreement in respect of the proposed transaction; the effect of the announcement of the proposed transaction; the ability to operate the SLB and ChampionX respective businesses, including business disruptions; difficulties in retaining and hiring key personnel and employees; the ability to maintain favorable business relationships with customers, suppliers and other business partners; the terms and timing of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; the anticipated or actual tax treatment of the proposed transaction; the ability to satisfy closing conditions to the completion of the proposed transaction (including the adoption of the merger agreement in respect of the proposed transaction by ChampionX stockholders); other risks related to the completion of the proposed transaction and actions related thereto; the ability of SLB and ChampionX to integrate the business successfully and to achieve anticipated synergies and value creation from the proposed transaction; changes in demand for SLB’s or ChampionX’s products and services; global market, political and economic conditions, including in the countries in which SLB and ChampionX operate; the ability to secure government regulatory approvals on the terms expected, at all or in a timely manner; the extent of growth of the oilfield services market generally, including for chemical solutions in production and midstream operations; the global macro-economic environment, including headwinds caused by inflation, rising interest rates, unfavorable currency exchange rates, and potential recessionary or depressionary conditions; the impact of shifts in prices or margins of the products that SLB or ChampionX sells or services that SLB or ChampionX provides, including due to a shift towards lower margin products or services; cyber-attacks, information security and data privacy; the impact of public health crises, such as pandemics (including COVID-19) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; trends in crude oil and natural gas prices, including trends in chemical solutions across the oil and natural gas industries, that may affect the drilling and production activity, profitability and financial stability of SLB’s and ChampionX’s customers and therefore the demand for, and profitability of, their products and services; litigation and regulatory proceedings, including any proceedings that may be instituted against SLB or ChampionX related to the proposed transaction; failure to effectively and timely address energy transitions that could adversely affect the businesses of SLB or ChampionX, results of operations, and cash flows of SLB or ChampionX; and disruptions of SLB’s or ChampionX’s information technology systems.

These risks, as well as other risks related to the proposed transaction, will be included in the Form S-4 and proxy statement/prospectus (each, as defined below) that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to SLB’s and ChampionX’s respective periodic reports and other filings with the SEC, including the risk factors identified in SLB’s and ChampionX’s Annual Reports on Form 10-K, respectively, and SLB’s and ChampionX’s subsequent Quarterly Reports on Form 10-Q. The forward-looking statements included in this communication are made only as of the date hereof. Neither SLB nor ChampionX undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, SLB intends to file with the SEC a registration statement on Form S-4 (the “Form S-4”) that will include a proxy statement of ChampionX and that also constitutes a prospectus of SLB with respect to the shares of SLB to be issued in the proposed transaction (the “proxy statement/prospectus”). Each of SLB and ChampionX may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Form S-4 or proxy statement/prospectus or any other document that SLB or ChampionX may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of ChampionX. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Form S-4 and the proxy statement/prospectus (if and when available) and other documents containing important information about SLB, ChampionX and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by SLB will be available free of charge on SLB’s website at https://investorcenter.slb.com. Copies of the documents filed with, or furnished to, the SEC by ChampionX will be available free of charge on ChampionX’s website at https://investors.championx.com. The information included on, or accessible through, SLB’s or ChampionX’s website is not incorporated by reference into this communication.

Participants in the Solicitation

SLB, ChampionX and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of SLB, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in SLB’s proxy statement for its 2024 Annual Meeting of Stockholders (https://www.sec.gov/ix?doc=/Archives/edgar/data/0000087347/000130817924000033/lslb2024_def14a.htm ), which was filed with the SEC on February 22, 2024, including under the sections entitled “Director Compensation”, “Security Ownership by Management and Our Board”, “Compensation Discussion and Analysis”, “2023 Compensation Decisions and Results”, “Elements of 2023 Total Compensation”, “Long-Term Equity Incentive Awards”, “Executive Compensation Tables”, “Grants of Plan-Based Awards in 2023”, “Outstanding Equity Awards at Year-End 2023”, “Potential Payments Upon Termination or Change in Control” and “Pay vs. Performance Comparison” and SLB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (https://www.sec.gov/ix?doc=/Archives/edgar/data/0000087347/000095017024006884/slb-20231231.htm), which was filed with the SEC on January 24, 2024, including under the sections entitled “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”.

Information about the directors and executive officers of ChampionX, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in ChampionX’s proxy statement for its 2023 Annual Meeting of Stockholders (https://www.sec.gov/ix?doc=/Archives/edgar/data/1723089/000172308923000073/championx-20230327.htm ), which was filed with the SEC on March 29, 2023, including under the sections entitled “Executive Compensation Highlights”, “Director Compensation”, “2022 Director Compensation Table”, “Security Ownership of Certain Beneficial Owners and Management”, “Compensation Discussion and Analysis”, “Key Compensation Overview for 2022”, “Summary of 2022 Compensation for Named Executive Officers”, “Elements of Our Executive Compensation Program”, “Long-Term Equity Incentive Compensation”, “Additional Executive Compensation Governance Considerations”, “Executive Compensation Tables”, “Potential Payments upon Termination or Change-in-Control”, “Pay-versus-Performance” and ChampionX’s Annual Report on Form 10-K for the fiscal year ended December  31, 2023 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1723089/000172308924000011/championx-20231231.htm), which was filed with the SEC on February 6, 2024, including under the sections entitled “Item. 10 Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the Form S-4 and the proxy statement/prospectus carefully when available before making any voting or investment decisions. You may obtain free copies of these documents from SLB or ChampionX using the sources indicated above.